Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Allena Pharmaceuticals, Inc. (the “Company”) for the period ended June 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to his knowledge:

1)	the Report which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 5, 2020	By:	/s/ Louis Brenner
Louis Brenner, M.D.
Chief Executive Officer, President and Director (Principal Executive Officer)

August 5, 2020	By:	/s/ Edward Wholihan
Edward Wholihan
Chief Financial Officer (Principal Financial and Accounting Officer)